                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  December 20, 1996
                       (Date of earliest event reported)


                        FIRSTPLUS INVESTMENT CORPORATION
             (Exact name of Registrant as specified in its charter)


             Nevada                 333-11855              75-2596063
   (State of Incorporation)    (Commission File No.)     (I.R.S. Employer
                                                        Identification No.)



               3773 Howard Hughes Parkway
                        Suite 300N
                   Las Vegas, Nevada                          89109
        (Address of Principal executive offices)            (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 892-3772

Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-11855) filed with the Securities and Exchange Commission (the "Commission") on September 12, 1996 (the "Registration Statement"), pursuant to which the Registrant registered $1,240,625,000 aggregate principal amount of its asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 16, 1996 and the related Prospectus Supplement, dated September 24, 1996 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRSTPLUS HOME LOAN OWNER TRUST 1996-3 Asset Backed Notes and Asset Backed Certificates, Series 1996-3, consisting of (A) the following classes of Asset Backed Notes (collectively, the "Notes"): (i) Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, and Class A-8 Notes, and (B) the Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

         The Offered Securities were sold to Banc One Capital Corporation and Bear, Stearns & Co. Inc. (collectively, the "Underwriter") pursuant to the terms of an underwriting agreement dated as of September 24, 1996, as supplemented by a terms agreement of even date therewith (collectively, the "Underwriting Agreement") between the Registrant, FIRSTPLUS FINANCIAL, INC. ("FFI") and the Underwriter. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

         The Notes were issued pursuant to an Indenture dated as of September 1, 1996 (the "Indenture") between FIRSTPLUS HOME LOAN OWNER TRUST 1996-3 (the "Issuer" or the "Trust") and First Bank National Association, as Indenture
Trustee (the "Indenture Trustee").   A copy of the Indenture is filed herewith
as Exhibit 4.1.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of home loans (the "Home Loans") consisting of (1) secured loans which are secured by either (i) mortgages, deeds of trust or other similar security instruments, or
(ii)security instruments creating a lien on personal property such as home furnishings; and (2) unsecured loans which will not be secured by any interest in real or personal property. The Home Loans consist of loans for which the related proceeds were used to finance (i) property improvements, (ii) the acquisition of personal property such as home appliances or furnishings, (iii) debt consolidation, or (iv) in combination, property improvements, debt consolidation and for other purposes.

         The Certificates represent the entire undivided ownership interest in the Trust and were issued pursuant to the Trust Agreement dated as of September 1, 1996 (the "Trust Agreement") among the Registrant, as Depositor, FIRSTPLUS RESIDUAL HOLDINGS, INC., as the Company, Wilmington Trust Company, as Owner
Trustee, and First Bank National Association, as Co-Owner Trustee.   A copy of
the Trust Agreement is filed herewith as Exhibit 4.2.

         The Home Loans were sold by FFI to the Registrant pursuant to the terms of a Loan Sale Agreement dated as of September 27, 1996 (the "Loan Sale Agreement") and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below). A copy of the Loan Sale Agreement is filed herewith as Exhibit 10.1.

         The Home Loans will be serviced by FIRSTPLUS FINANCIAL, INC. ("FFI"), an affiliate of the Registrant, pursuant to the terms of a Sale and Servicing Agreement dated as of September 1, 1996 (the "Sale and Servicing Agreement") among the Registrant, as Seller, FFI, as Transferor and Servicer, the Issuer, and First Bank National Association, as Indenture Trustee and Co-Owner Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2.

         Set forth below is a brief description of certain characteristics of the Home Loans included in the Home Loan Pool as of the end of the Funding Period.

         The Home Loan Pool consists of 10,265 Home Loans having a Pool Principal Balance as of the respective Cut-off Dates of the related Home Loans of $299,994,397.14. The Home Loans (by Pool Principal Balance as of the applicable Cut-off Dates) have the characteristics set forth in the following tables:



                                 HOME LOAN RATE

        RANGE OF             NUMBER OF                             PERCENT OF TOTAL
       HOME LOAN               HOME          AGGREGATE               BY AGGREGATE
       RATES (%)               LOANS      PRINCIPAL BALANCE        PRINCIPAL BALANCE
       ---------               -----      -----------------        -----------------
     8.001 -  9.000              1           $     10,108.62              0.00%
     9.001 - 10.000              2                 30,893.95              0.01
    11.001 - 12.000              85             2,794,281.94              0.93%
    12.001 - 13.000             686            23,189,624.16              7.73%
    13.001 - 14.000            2,785           88,104,897.89             29.37%
    14.001 - 15.000            3,653          106,955,339.83             35.65
    15.001 - 16.000            2,184           57,816,047.19             19.27
    16.001 - 17.000             644            15,907,851.08              5.30
    17.001 - 18.000             173             3,994,495.36              1.33
    18.001 - 19.000              35               803,973.69              0.27
    19.001 - 20.000              15               336,903.87              0.11
    20.001 - 21.000               2                49,979.56              0.02
                               ------        ---------------            ------


   Totals . . . . . . . .      10,265        $299,994,397.14            100.00%
                               ======        ===============            ======


         The weighted average Home Loan Rate of the Home Loans as of the Cut-Off Date was approximately 14.610% per annum.

                      CUT-OFF DATE LOAN PRINCIPAL BALANCES

                     RANGE OF                                                                 PERCENT OF TOTAL
                   CUT-OFF DATE                     NUMBER OF            AGGREGATE              BY AGGREGATE
               PRINCIPAL BALANCE ($)                HOME LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
               ---------------------                ----------        -----------------       -----------------
      0.01 - 10,000.00 . . . . . . . . . . . . . .       82             $    638,644.78               0.21%
 10,000.01 - 20,000.00 . . . . . . . . . . . . . .     1,495              25,458,942.17               8.49
 20,000.01 - 30,000.00 . . . . . . . . . . . . . .     5,130             130,319,461.99              43.44
 30,000.01 - 40,000.00 . . . . . . . . . . . . . .     2,424              88,760,871.74              29.59
 40,000.01 - 50,000.00 . . . . . . . . . . . . . .     1,003              46,690,537.61              15.56
 50,000.01 - 60,000.00 . . . . . . . . . . . . . .       79                4,429,879.10               1.48
 60,000.01 - 70,000.00 . . . . . . . . . . . . . .       22                1,453,117.66               0.48
 70,000.01 - 80,000.00 . . . . . . . . . . . . . .       30                2,242,942.09               0.75
                                                       ------           ---------------             ------


         Totals  . . . . . . . . . . . . . . . . .     10,265           $299,994,397.14             100.00%
                                                       ======           ===============             =======

         The average principal balance of the Home Loans as of the Cut-Off Date was approximately $32,524.44.



                        ORIGINAL LOAN PRINCIPAL BALANCES

                   RANGE OF                                                                   PERCENT OF TOTAL
               PRINCIPAL BALANCE                    NUMBER OF            AGGREGATE              BY AGGREGATE
               AT ORIGINATION ($)                   HOME LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
               ------------------                   ----------        -----------------       -----------------
      0.01 - 10,000.00   . . . . . . . . . . . . .       81             $    628,658.55               0.21%
 10,000.01 - 20,000.00 . . . . . . . . . . . . . .      1,493             25,409,118.59               8.47
 20,000.01 - 30,000.00 . . . . . . . . . . . . . .      5,128            130,229,783.46              43.41
 30,000.01 - 40,000.00 . . . . . . . . . . . . . .      2,428             88,870,391.76              23.65
 40,000.01 - 50,000.00   . . . . . . . . . . . . .      1,004             46,730,505.93               9.78
 50,000.01 - 60,000.00 . . . . . . . . . . . . . .       79                4,429,879.10               1.48
 60,000.01 - 70,000.00 . . . . . . . . . . . . . .       22                1,453,117.66               0.48
 70,000.01 - 80,000.00 . . . . . . . . . . . . . .       30                2,242,942.09               0.75
                                                       ------           ---------------             ------


         Totals  . . . . . . . . . . . . . . . . .     10,165           $299,994,397.14             100.00%
                                                       ======           ===============             =======

         The average principal balance of the Home Loans at origination was approximately $32,578.16.

                           GEOGRAPHIC CONCENTRATION



                                                                                                PERCENT OF TOTAL
                                                      NUMBER OF            AGGREGATE              BY AGGREGATE
                        STATE                         HOME LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                        -----                         ----------        -----------------       -----------------
 Alabama . . . . . . . . . . . . . . . . . . . . .         4            $    112,338.19            0.04%
 Arizona . . . . . . . . . . . . . . . . . . . . .        818             23,096,616.75            7.70
 Arkansas  . . . . . . . . . . . . . . . . . . . .         2                  75,656.70            0.03
 California  . . . . . . . . . . . . . . . . . . .       5,499           169,911,352.31           56.64
 Colorado  . . . . . . . . . . . . . . . . . . . .        559             15,460,838.82            5.15
 Connecticut . . . . . . . . . . . . . . . . . . .         21                610,636.09            0.20
 Florida . . . . . . . . . . . . . . . . . . . . .        549             13,722,323.85            4.57
 Georgia . . . . . . . . . . . . . . . . . . . . .        246              5,656,258.49            1.89
 Hawaii  . . . . . . . . . . . . . . . . . . . . .         1                  31,449.26            0.01
 Idaho . . . . . . . . . . . . . . . . . . . . . .         47              1,283,281.15            0.43
 Illinois  . . . . . . . . . . . . . . . . . . . .         42              1,058,670.46            0.35
 Indiana . . . . . . . . . . . . . . . . . . . . .         8                 229,885.90            0.08
 Iowa  . . . . . . . . . . . . . . . . . . . . . .         9                 204,921.55            0.07
 Kansas  . . . . . . . . . . . . . . . . . . . . .         2                  72,339.49            0.02
 Kentucky  . . . . . . . . . . . . . . . . . . . .         19                560,363.79            0.19
 Louisiana . . . . . . . . . . . . . . . . . . . .         9                 252,780.94            0.08
 Maryland  . . . . . . . . . . . . . . . . . . . .         46              1,377,267.67            0.45
 Michigan  . . . . . . . . . . . . . . . . . . . .         4                 104,115.75            0.03
 Minnesota . . . . . . . . . . . . . . . . . . . .         89              2,178,611.82            0.73
 Mississippi . . . . . . . . . . . . . . . . . . .         25                695,478.17            0.23
 Missouri  . . . . . . . . . . . . . . . . . . . .         10                295,654.87            0.10
 Montana . . . . . . . . . . . . . . . . . . . . .         1                  25,000.00            0.01
 Nebraska  . . . . . . . . . . . . . . . . . . . .         3                  78,325.54            0.03
 Nevada  . . . . . . . . . . . . . . . . . . . . .        591             17,192,855.01            5.73
 New Hampshire . . . . . . . . . . . . . . . . . .         1                  39,890.88            0.01
 New Jersey  . . . . . . . . . . . . . . . . . . .         10                394,862.61            0.13
 New Mexico  . . . . . . . . . . . . . . . . . . .         15                412,765.09            0.14
 New York  . . . . . . . . . . . . . . . . . . . .         7                 151,786.46            0.05
 North Carolina  . . . . . . . . . . . . . . . . .        192              6,045,768.09            2.02
 Ohio  . . . . . . . . . . . . . . . . . . . . . .         8                 203,323.68            0.07
 Oklahoma  . . . . . . . . . . . . . . . . . . . .         55              1,281,088.75            0.43
 Oregon  . . . . . . . . . . . . . . . . . . . . .        117              3,301,303.77            1.10
 Pennsylvania  . . . . . . . . . . . . . . . . . .         1                  29,989.85            0.01
 Rhode Island  . . . . . . . . . . . . . . . . . .         31                908,634.87            0.30
 South Carolina  . . . . . . . . . . . . . . . . .        142              3,388,075.80            1.13
 Tennessee . . . . . . . . . . . . . . . . . . . .         75              1,758,368.59            0.59
 Texas . . . . . . . . . . . . . . . . . . . . . .         13                182,823.64            0.06
 Utah  . . . . . . . . . . . . . . . . . . . . . .        240              6,461,031.72            2.15
 Virginia  . . . . . . . . . . . . . . . . . . . .        205              5,630,682.09            1.88
 Washington  . . . . . . . . . . . . . . . . . . .        514             14,728,911.94            4.91
 Wisconsin . . . . . . . . . . . . . . . . . . . .         35                788,066.74            0.26
                                                         ------         ---------------          ------

         Totals  . . . . . . . . . . . . . . . . .       10,265         $299,994,397.14          100.00%
                                                         ======         ===============          ======

                           REMAINING TERM TO MATURITY


                      RANGE OF                                                               PERCENT OF TOTAL
                 REMAINING TERM TO                      NUMBER OF          AGGREGATE          BY AGGREGATE
                 MATURITY (MONTHS)                     HOME LOANS       PRINCIPAL BALANCE   PRINCIPAL BALANCE
                 -----------------                     ----------       -----------------   -----------------
   1 - 30  . . . . . . . . . . . . . . . . . . . .          3          $        3,243.45             0.00%
  31 - 60  . . . . . . . . . . . . . . . . . . . .         45                 754,702.84             0.25
  61 - 90  . . . . . . . . . . . . . . . . . . . .         35                 573,285.87             0.19
  91 - 120 . . . . . . . . . . . . . . . . . . . .         413              9,055,640.33             3.02
 121 - 150 . . . . . . . . . . . . . . . . . . . .         32                 732,137.98             0.24
 151 - 180 . . . . . . . . . . . . . . . . . . . .        2,838            77,520,880.59            25.84
 181 - 210 . . . . . . . . . . . . . . . . . . . .          6                 103,721.12             0.03
 211 - 240 . . . . . . . . . . . . . . . . . . . .        5,056           151,383,649.92            50.46
 241 - 270 . . . . . . . . . . . . . . . . . . . .          3                  77,933.07             0.03
 271 - 300 . . . . . . . . . . . . . . . . . . . .        1,834            59,789,201.97            19.93
                                                         ------          ---------------           ------


   Totals  . . . . . . . . . . . . . . . . . . . .       10,265          $299,994,397.14           100.00%
                                                         ======          ===============           ======

         The weighted average remaining term to maturity of the Home Loans as of the Cut-Off Date was approximately 231 months.



                            MONTHS SINCE ORIGINATION

                                                                                                   PERCENT OF
                                                        NUMBER                                      TOTAL BY
                        AGE                               OF                AGGREGATE               AGGREGATE
                    (IN MONTHS)                        HOME LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                    -----------                        ----------        -----------------       -----------------
 Less than 1                                              3,023             $ 87,851,431.85             29.28%
 1 to 6                                                   7,112              209,333,463.73             69.78
 7 to 12                                                   127                 2,791,182.96              0.93
 13 to 18                                                   2                     18,121.07              0.01
 19 to 24                                                   1                        197.53              0.00
                                                          ------            ---------------            ------
      Totals   . . . . . . . . . . . . . . . . . .        10,265            $299,994,397.14            100.00%
                                                          ======            ===============            ======

         The weighted average age of the Home Loans as of the Cut-Off Date was approximately one month.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 Exhibit No.      Description
                 -----------      -----------

                   1.1            Copy of Underwriting Agreement

                   4.1            Copy of Indenture

                   4.2            Copy of Trust Agreement

                  10.1            Copy of Loan Sale Agreement

                  10.2            Copy of Sale and Servicing Agreement

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                               FIRSTPLUS INVESTMENT CORPORATION



January 9, 1997
                               By: /S/ CHRISTOPHER J. GRAMLICH
                                  ----------------------------------------------
                                  Christopher J. Gramlich, Senior Vice President

                              INDEX TO EXHIBITS




                 Exhibit No.      Description
                 -----------      -----------
                   1.1            Copy of Underwriting Agreement

                   4.1            Copy of Indenture

                   4.2            Copy of Trust Agreement

                  10.1            Copy of Loan Sale Agreement

                  10.2            Copy of Sale and Servicing Agreement
